Exhibit 99.1

              ENDWAVE REPORTS SECOND QUARTER 2006 FINANCIAL RESULTS

  Q2 REVENUES INCREASE 33% YEAR-OVER-YEAR, ACHIEVING HIGHEST QUARTERLY REVENUES
                               IN COMPANY HISTORY

    SUNNYVALE, Calif., July 25 /PRNewswire-FirstCall/ -- Endwave Corporation (Nasdaq: ENWV), a leading provider of high frequency RF modules for telecommunications networks, defense electronics and homeland security systems, today reported financial results for its second quarter ended June 30, 2006.

    Revenues were $16.3 million for the second quarter of 2006, compared with $12.2 million for the second quarter of 2005 and $13.7 million for the first quarter of 2006. In accordance with accounting principles generally accepted in the United States (GAAP), net loss for the second quarter of 2006 was $207,000, or $0.02 per share, compared with net income for the second quarter of 2005 of $318,000, or $0.03 per diluted share, and net loss for the first quarter of 2006 of $1.2 million, or $0.10 per share.

    Non-GAAP net income for the second quarter of 2006 was $915,000, or $0.07 per diluted share, compared with non-GAAP net income for the second quarter of 2005 of $424,000, or $0.04 per diluted share, and non-GAAP net loss for the first quarter of 2006 of $312,000, or $0.03 per share.

    For the second quarter of 2006, non-GAAP net income was calculated by excluding amortization of intangible assets of $150,000 and non-cash stock-based compensation expense of $972,000 related to SFAS 123(R). For the second quarter of 2005, non-GAAP net income was calculated by excluding the amortization of intangible assets of $152,000, and a restructuring benefit of $46,000. For the first quarter of 2006, non-GAAP net loss was calculated by excluding amortization of intangible assets of $152,000 and non-cash stock-based compensation expense of $714,000 related to SFAS 123(R).

    Cash, cash equivalents and short-term investments as of June 30, 2006 were approximately $67 million, compared with $21.9 million at March 31, 2006. Approximately $43 million of this increase resulted from the preferred financing completed by Endwave during the quarter, and approximately $2 million was generated by Company operations.

    "We are pleased to see the strong year-over-year revenue growth, producing the largest quarterly revenues in our history. In addition, we achieved improved gross margin while continuing to introduce new products into both our telecom and non-telecom markets," said Ed Keible, Endwave's Chief Executive Officer and President.

    Second Quarter Financial Highlights:

    * Revenues were $16.3 million for the second quarter of 2006, up 33% compared with the year ago period, and up 19% compared with the first quarter of 2006.
    * Revenues were $30.1 million for the first six months of 2006, a 41% increase over the first six months of 2005.
    * The largest customers in the second quarter were Nera, Nokia and Siemens.
    * Revenues attributable to customers in telecom markets were approximately $14.3 million; revenues attributable to customers in defense electronics, homeland security and other non-telecom markets were approximately $2.1 million.
    * GAAP gross margin was 29%, and non-GAAP gross margin was 31%. Non-GAAP gross margin is adjusted for amortization of intangible assets and non-cash stock-based compensation expense.

    Strategic Highlights:

    * On April 24, 2006, Endwave sold preferred stock and warrants to Oak Investment Partners XI, Limited Partnership for gross proceeds of $45 million to fund future growth and acquisitions.
    * Began initial production deliveries to L-3 SafeView for the newly designed Phase II switch arrays.
    * Delivered its first transceiver modules operating in the 70 and 80 GHz bands, commonly referred to as "E-Band."
    * Eight different MultiLithic MicroSystem (MLMS(TM)) circuits were incorporated into RF module solutions and delivered to multiple customers this quarter.
    * Introduced its proprietary Epsilon(TM) Packaging to its fourth customer.

    Conference Call

    Endwave Corporation will hold a conference call to discuss the Company's financial results today, at 1:30 p.m. Pacific Time. Those wishing to join should dial (913) 981-4913 and enter the pass code "Endwave." A replay of the call will be available approximately one hour following the conclusion of the call until July 28. To access the replay, dial (719) 457-0820 (pass code 1829491). A live and an archived webcast will also be available via the Company's Web site at http://www.endwave.com/investors .

    About Endwave

    Endwave Corporation designs, manufactures and markets RF modules that enable the transmission, reception and processing of high-frequency signals in telecommunications networks, defense electronics and homeland security systems. These RF modules include high-frequency integrated transceivers, amplifiers, synthesizers, oscillators, up and down converters, frequency multipliers and microwave switch arrays. Endwave has 39 issued patents covering its core technologies including semiconductor and proprietary circuit designs. Endwave Corporation is headquartered in Sunnyvale, CA, with operations in Diamond Springs, CA; Andover, MA; and Chiang Mai, Thailand. Additional information about the Company can be accessed from the Company's web site at http://www.endwave.com .

    Use of Non-GAAP Financial Information

    To supplement the Company's consolidated financial statements presented in accordance with accounting principles generally accepted in the United States
(GAAP), Endwave uses certain measures of financial performance that are non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. These non-GAAP measures include gross margin, net loss and net loss per share data that are adjusted from results based on GAAP to exclude certain expenses, gains and losses. These non-GAAP measures are provided to enhance investors' overall understanding of the Company's current financial performance and the Company's prospects for the future. Specifically, Endwave believes the non-GAAP measures provide useful information to both management and investors by excluding certain expenses that may not be indicative of its core operating results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. These non-GAAP measures included in this press release have been reconciled to the GAAP results in the attached tables.

    "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995:

    This press release and the conference call referred to in this press release may contain forward-looking statements within the meaning of the Federal securities laws and is subject to the safe harbor created thereby. Any statements contained in this press release or on the conference call that are not statements of historical fact may be deemed to be forward-looking statements. Words such as "plans," "intends," "expects," "believes" and similar expressions are intended to identify these forward-looking statements. Information contained in forward-looking statements is based on current expectations and is subject to change. Actual results could differ materially from the forward-looking statements due to many factors, including the following: our ability to achieve revenue growth and maintain profitability; our customer and market concentration; our suppliers' abilities to deliver raw materials to our specifications and on time; our successful implementation of next-generation programs, including inventory transitions; our ability to penetrate new markets; fluctuations in our operating results from quarter to quarter; our reliance on third-party manufacturers and semiconductor foundries; acquiring businesses and integrating them with our own; component, design or manufacturing defects in our products; our dependence on key personnel; and fluctuations in the price of our common stock. Forward-looking statements contained in this press release and on our conference call should be considered in light of these factors and those factors discussed from time to time in Endwave's public reports filed with the Securities and Exchange Commission, such as those discussed under "Risk Factors" in Endwave's most recent Annual Report on Form 10-K, and subsequently-filed reports on Form 10- Q. Endwave does not undertake any obligation to update such forward-looking statements.

    Contact:
    Mary McGowan
    Summit IR Group Inc.
    408-404-5401
    mary@summitirgroup.com

                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (in thousands)
                                   (unaudited)

                                              June 30,      December 31,
                                                2006            2005
                                            ------------    ------------
Assets
Current assets
Cash and cash equivalents                   $     30,097    $      8,456
Short-term investments                            36,853          13,959
Accounts receivables, net                         11,921          10,487
Inventories                                       13,420          13,448
Other current assets                                 479             560
Total current assets                              92,770          46,910
Property and equipment, net                        1,940           1,321
Other assets, net                                    129              97
Restricted cash                                      261              25
Goodwill and intangible assets, net                4,494           4,796
Total assets                                $     99,594    $     53,149

Liabilities and stockholders' equity
Current liabilities:
Accounts payable                            $      6,239    $      2,954
Warranty accrual                                   3,048           3,257
Accrued compensation                               1,935           2,494
Other accrued liabilities                          1,040             976
Total current liabilities                         12,262           9,681

Other long-term liabilities                          308             385
Total stockholders' equity                        87,024          43,083
Total liabilities and stockholders'
 equity                                     $     99,594    $     53,149

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
               (in thousands, except share and per share amounts)
                                   (unaudited)

                                                 Three months ended               Six months ended
                                            ----------------------------    ----------------------------
                                              June 30,        June 30,        June 30,        June 30,
                                                2006            2005            2006            2005
                                            ------------    ------------    ------------    ------------
Total revenues                              $     16,326    $     12,242    $     30,072    $     21,342
Costs and expenses:
Cost of product revenues                          11,434           7,959          21,430          14,134
Cost of product revenues,
 amortization of intangible
 assets                                              111             113             224             226
Research and development                           2,111           1,619           4,190           3,111
Selling, general and
 administrative                                    3,534           2,459           6,492           4,733
Amortization of intangible
 assets                                               39              39              78             101
Restructuring charges, net                                           (46)                            (46)
Total costs and expenses                          17,229          12,143          32,414          22,259
Income (loss) from operations                       (903)             99          (2,342)           (917)
Interest and other income, net                       696             219             957             388
Net income (loss)                           $       (207)   $        318    $     (1,385)   $       (529)
Basic net income (loss) per
 share                                      $      (0.02)   $       0.03    $      (0.12)   $      (0.05)
Diluted net income (loss) per
 share                                      $      (0.02)   $       0.03    $      (0.12)   $      (0.05)
Weighted shares used in
 basic per share
 calculation                                  11,410,087      10,659,553      11,387,384      10,589,105
Weighted shares used in
 diluted per share
 calculation                                  11,410,087      11,699,649      11,387,384      10,589,105

          NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (1)
               (in thousands, except share and per share amounts)
                                   (unaudited)

                                                 Three months ended               Six months ended
                                            ----------------------------    ----------------------------
                                              June 30,        June 30,        June 30,        June 30,
                                                2006            2005            2006            2005
                                            ------------    ------------    ------------    ------------
Total revenues                              $     16,326    $     12,242    $     30,072    $     21,342
Costs and expenses:
Cost of product revenues                          11,308           7,959          21,216          14,134
Research and development                           1,951           1,619           3,910           3,111
Sales, general and
 administrative                                    2,848           2,459           5,300           4,733
Total costs and expenses                          16,107          12,037          30,426          21,978
Income (loss) from operations                        219             205            (354)           (636)
Interest and other income, net                       696             219             957             388
Net income (loss)                           $        915    $        424    $        603    $       (248)
Basic net income (loss)
 per share                                  $       0.08    $       0.04    $       0.05    $      (0.02)
Diluted net income (loss)
 per share                                  $       0.07    $       0.04    $       0.05    $      (0.02)
Weighted average shares
 used in basic per share
 calculation                                  11,410,087      10,659,553      11,387,384      10,589,105
Weighted average shares
 used in diluted per share
 calculation                                  14,048,008      11,699,649      12,859,352      10,589,105

Basis of presentation:

1. Non-GAAP operating results exclude amortization of intangible assets, restructuring charges, and non-cash stock compensation expense.

                    GAAP TO NON-GAAP NET LOSS RECONCILIATION
                                 (in thousands)
                                   (unaudited)

                                                 Three months ended               Six months ended
                                            ----------------------------    ----------------------------
                                              June 30,        June 30,        June 30,        June 30,
                                                2006            2005            2006            2005
                                            ------------    ------------    ------------    ------------
GAAP net income (loss)                      $       (207)   $        318    $     (1,385)   $       (529)
Cost of product revenues,
 amortization of intangible assets                   111             113             224             226
Cost of product revenues, stock-based
 compensation expense                                126              --             214              --
Amortization of intangible assets                     39              39              78             101
Restructuring charges, net                            --             (46)             --             (46)
Research and development, stock-based
 compensation expense                                160              --             280              --
Selling, general and administrative,
 stock-based compensation expense                    686              --           1,192              --
Non-GAAP net income (loss)                  $        915    $        424    $        603    $       (248)


SOURCE  Endwave Corporation
    -0-                             07/25/2006
    /CONTACT: Mary McGowan of Summit IR Group Inc., +1-408-404-5401, or mary@summitirgroup.com, for Endwave Corporation/
    /Web site:  http://www.endwave.com /
    (ENWV)